PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         1 of 28

                                        Consolidated                                                  PECO Energy
                                              Totals        Eliminations       Combined Totals            Company
                                     ---------------       -------------       ---------------      -------------
Operating Revenues
   Electric                               $3,775,326             $58,273            $3,833,599         $3,753,464
   Gas                                       410,830                                   410,830            410,830
   Nonutility Subsidiaries                    17,884                                    17,884
                                     ---------------      --------------         -------------     --------------
      Total Operating Revenues             4,204,040              58,273             4,262,313          4,164,294
                                     ---------------      --------------        --------------     --------------
Operating Expenses
   Fuel and Energy Interchange               762,762              41,846               804,608            781,316
   Other Operating                           962,288              16,427               978,715            933,116
   Maintenance                               308,430                 ---               308,430            302,150
   Depreciation                              458,966                 ---               458,966            454,193
   Income Taxes                              395,872                 ---               395,872            392,203
   Other Taxes                               315,065                 ---               315,065            308,027
                                     ---------------      --------------        --------------     --------------
      Total Operating Revenues             3,203,383              58,273             3,261,656          3,171,005
                                     ---------------      --------------        --------------     --------------
Operating Income                           1,000,657                 ---             1,000,657            993,289
                                     ---------------      --------------        --------------     --------------
Other Income and Deductions
   Allowance for Other Funds                  14,371                 ---                14,371             14,292
      used During Construction
   Gain on Sale of Subsidiary                 58,745                 ---                58,745             58,745
   Equity in Subsidiary
      Companies                                  ---               5,609                 5,609              3,779
   Income Taxes                              (34,820)                ---               (34,820)            (33,612)
   Other, Net                                  7,061              26,726                33,788              8,461
                                     ---------------      --------------        --------------     --------------
      Total Other Income and
         Deductions                           45,358              32,335                77,693             51,665
                                     ---------------      --------------        --------------     --------------
Income Before Interest Charges             1,046,015              32,335             1,078,350          1,044,954
                                     ---------------      --------------        --------------     --------------
Interest Charges
   Long-Term Debt                            389,262                 ---               389,262            386,200
   Short-Term Debt                            38,712              26,726                65,438             40,642
   Dividends on Preferred                     20,987                 ---                20,987             20,987
      Securities of Subsidiary
   Allowance for Borrowed                    (12,678)                ---               (12,678)            (12,607)
      Funds Used During              ---------------       -------------        --------------     --------------
      Construction
      Net Interest Charges                   436,283              26,726               463,009            435,222
                                      --------------      --------------        --------------     --------------
Net Income                                $  609,732          $    5,609            $  615,341         $  609,732
                                      ==============      ==============        ==============     ==============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         2 of 28

                                                                                                        Susquehanna
                                         PECO Energy         Susquehanna       Conowingo Power     Electric Company
                                       Power Company       Power Company               Company       --------------
                                      --------------      --------------       ---------------
Operating Revenues
   Electric                                   $1,003             $15,680               $36,714              $26,738
   Gas                                           ---                 ---                   ---                  ---
   Nonutility Subsidiaries                       ---                 ---                   ---                  ---
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                 1,003              15,680                36,714               26,738
                                       -------------      --------------      ----------------      ---------------
Operating Expenses
   Fuel and Energy Interchange                   ---                 ---                23,292                  ---
   Other Operating                                50                  54                 4,033               22,528
   Maintenance                                   ---                   1                 2,059                3,586
   Depreciation                                   45               1,594                 1,422                  ---
   Income Taxes                                  218               3,508                 1,049                  (80)
   Other Taxes                                   129               2,383                 2,827                  704
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                   442               7,540                34,682               26,738
                                       -------------      --------------      ----------------      ---------------
Operating Income                                 561               8,140                 2,032                  ---
                                       -------------      --------------      ----------------      ---------------
Other Income and Deductions
   Allowance for Other Funds                     ---                  54                    25                  ---
      used During Construction
   Gain on Sale of Subsidiary                    ---                 ---                   ---                  ---
   Equity in Subsidiary
      Companies                                8,257                 ---                   ---                  ---
   Income Taxes                                   (3)                (65)                  (37)                 (31)
   Other, Net                                      8                  82                    98                   81
                                      --------------      --------------      ----------------      ---------------
      Total Other Income and
         Deductions                            8,262                  71                    86                   50
                                      --------------      --------------      ----------------       --------------
Income Before Interest Charges                 8,823               8,211                 2,118                   50
                                      --------------      --------------      ----------------      ---------------
Interest Charges
   Long-Term Debt                                  5                 ---                   ---                  ---
   Short-Term Debt                                 8                   1                     1                    4
   Dividends on Preferred                        ---                 ---                   ---                  ---
      Securities of Subsidiary
   Allowance for Borrowed                        ---                 (47)                  (24)                 ---
      Funds Used During               --------------      --------------      ----------------      ---------------
      Construction
      Net Interest Charges                        13                 (46)                  (23)                   4
                                      --------------      --------------      ----------------      ---------------
Net Income                                $    8,810          $    8,257            $    2,141           $       46
                                      ==============      ==============      ================      ===============

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         3 of 28

                                                             PECO Energy               Eastern
                                         PECO Energy     Capital Limited          Pennsylvania     Adwin Investment
                                             Capital         Partnership           Development              Company
                                         Corporation       -------------               Company      ---------------
                                       -------------                          ----------------
Operating Revenues
   Electric                                      ---                 ---                   ---                  ---
   Gas                                           ---                 ---                   ---                  ---
   Nonutility Subsidiaries                       ---                 ---                   ---                 $326
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                   ---                 ---                   ---                  326
                                       -------------      --------------      ----------------      ---------------
Operating Expenses
   Fuel and Energy Interchange                   ---                 ---                   ---                  ---
   Other Operating                                $8                $115                   ---                    8
   Maintenance                                   ---                 ---                   ---                  ---
   Depreciation                                  ---                 ---                   ---                  ---
   Income Taxes                                  ---                 ---                   ---                   93
   Other Taxes                                     2                 ---                   ---                  ---
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                    10                 115                   ---                  101
                                       -------------      --------------      ----------------      ---------------
Operating Income                                 (10)              (115)                   ---                  225
                                       -------------      --------------      ----------------      ---------------
Other Income and Deductions
   Allowance for Other Funds                     ---                 ---                   ---                  ---
      used During Construction
   Gain on Sale of Subsidiary                    ---                 ---                   ---                  ---
   Equity in Subsidiary
      Companies                                 (113)                ---               ($6,314)                 ---
   Income Taxes                               (1,072)                ---                   ---                  ---
   Other, Net                                  3,146              21,638                   ---                  ---
                                      --------------      --------------      ----------------      ---------------
      Total Other Income and
         Deductions                            1,961              21,638                (6,314)                 ---
                                      --------------      --------------      ----------------       --------------
Income Before Interest Charges                 1,951              21,523                (6,314)                 225
                                      --------------      --------------      ----------------      ---------------
Interest Charges
   Long-Term Debt                                ---                 ---                   ---                  ---
   Short-Term Debt                             3,146              21,636                   ---                  ---
   Dividends on Preferred                        ---                 ---                   ---                  ---
      Securities of Subsidiary
   Allowance for Borrowed                        ---                 ---                   ---                  ---
      Funds Used During               --------------      --------------      ----------------      ---------------
      Construction
      Net Interest Charges                     3,146              21,636                   ---                  ---
                                      --------------      --------------      ----------------      ---------------
Net Income                               $    (1,195)         $     (113)           $   (6,314)          $      225
                                         ===========         ===========           ===========          ===========

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         4 of 28

                                                                                        Energy              Eastern
                                                         Adwin Equipment           Performance         Pennsylvania
                                        Adwin Realty             Company              Services          Exploration
                                             Company       -------------          Incorporated              Company
                                      --------------                          ----------------      ---------------
Operating Revenues
   Electric                                      ---                 ---                   ---                  ---
   Gas                                           ---                 ---                   ---                  ---
   Nonutility Subsidiaries                    $6,593                $247               $10,479                 $ 79
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                 6,593                 247                10,479                   79
                                       -------------      --------------      ----------------      ---------------
Operating Expenses
   Fuel and Energy Interchange                   ---                 ---                   ---                  ---
   Other Operating                             4,223                 168                14,193                   51
   Maintenance                                   551                  83                   ---                  ---
   Depreciation                                1,485                  19                    78                  130
   Income Taxes                                  716                 (15)               (1,496)                (324)
   Other Taxes                                   983                   6                   ---                    4
                                       -------------      --------------      ----------------      ---------------
      Total Operating Revenues                 7,958                 261                12,775                (139)
                                       -------------      --------------      ----------------      ---------------
Operating Income                              (1,365)                (14)               (2,296)                 218
                                       -------------      --------------      ----------------      ---------------
Other Income and Deductions
   Allowance for Other Funds                     ---                 ---                   ---                  ---
      used During Construction
   Gain on Sale of Subsidiary                    ---                 ---                   ---                  ---
   Equity in Subsidiary
      Companies                                  ---                 ---                   ---                  ---
   Income Taxes                                  ---                 ---                   ---                  ---
   Other, Net                                    ---                 ---                   193                   73
                                      --------------      --------------      ----------------      ---------------
      Total Other Income and
         Deductions                              ---                 ---                   193                   73
                                      --------------      --------------      ----------------       --------------
Income Before Interest Charges                (1,365)                (14)               (2,103)                 291
                                      --------------      --------------      ----------------      ---------------
Interest Charges
   Long-Term Debt                              2,738                 ---                   319                  ---
   Short-Term Debt                               ---                 ---                   ---                  ---
   Dividends on Preferred                        ---                 ---                   ---                  ---
      Securities of Subsidiary
   Allowance for Borrowed                        ---                 ---                   ---                  ---
      Funds Used During               --------------      --------------      ----------------      ---------------
      Construction
      Net Interest Charges                     2,738                 ---                   319                  ---
                                      --------------      --------------      ----------------      ---------------
Net Income                               $    (4,103)          $     (14)           $   (2,422)          $      291
                                         ===========         ===========           ===========          ===========

                    PECO Energy Company Subsidiary Companies
                        Consolidating Statement of Income
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         5 of 28

                                               PA Gas Supply
                                                     Company
                                               -------------
Operating Revenues
   Electric                                              ---
   Gas                                                   ---
   Nonutility Subsidiaries                              $160
                                               -------------
      Total Operating Revenues                           160
                                               -------------
Operating Expenses
   Fuel and Energy Interchange                           ---
   Other Operating                                       168
   Maintenance                                           ---
   Depreciation                                          ---
   Income Taxes                                          ---
   Other Taxes                                           ---
                                               -------------
      Total Operating Revenues                           168
                                               -------------
Operating Income                                          (8)
                                               -------------
Other Income and Deductions
   Allowance for Other Funds                             ---
      used During Construction
   Gain on Sale of Subsidiary                            ---
   Equity in Subsidiary
      Companies                                          ---
   Income Taxes                                          ---
   Other, Net                                              8
                                               -------------
      Total Other Income and
         Deductions                                        8
                                               -------------
Income Before Interest Charges                           ---
                                               -------------
Interest Charges
   Long-Term Debt                                        ---
   Short-Term Debt                                       ---
   Dividends on Preferred                                ---
      Securities of Subsidiary
   Allowance for Borrowed                                ---
      Funds Used During                        -------------
      Construction
      Net Interest Charges                               ---
                                               -------------
Net Income                                       $       ---
                                                 ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)
                                                                       Exhibit A
                                                                         6 of 28

                                                                                                                          PECO
                                                             Consolidated                           Combined             Energy
                                                                Totals        Eliminations           Totals              Company
Balance at January 1, 1995                                   $  810,507                             $  810,507          $  774,814

Additions:
   Net Income for twelve months ended
     December 31, 1995 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                 669,323                                669,323             665,544

   Dividends Received from
     Subsidiary Companies                                             -             21,138              21,138              12,543
                                                            -----------        -----------         -----------         -----------
       Total Additions                                          669,323             21,138             690,461             678,087
                                                            -----------        -----------         -----------         -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                           4,035                                  4,035              (6,338)

   Cash Dividend Declared
     Preferred Stock                                             24,253                                 24,253              24,253
     Common Stock                                               366,087             21,138             387,225             366,087

   Divestment/Other                                              59,591                                 59,591

   Issuance of Stock
     Long-Term Incentive Plan                                     2,156                                  2,156               2,156
                                                            -----------        -----------         -----------         -----------
       Total Deductions                                         456,122             21,138             477,260             386,158
                                                            -----------        -----------         -----------         -----------
   Balance at December 31, 1995                              $1,023,708                  -           1,023,708           1,066,743
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)
                                                                       Exhibit A
                                                                         7 of 28

                                                               PECO
                                                               Energy            Susquehanna         Conowingo          Susquehanna
                                                               Power             Power               Power              Electric
                                                               Company           Company             Company            Company

Balance at January 1, 1995                                   $      876         $    6,595          $   61,088           $     (88)

Additions:
   Net Income for twelve months ended
     December 31, 1995 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                     553              8,257               2,141                  46

   Dividends Received from
     Subsidiary Companies                                         8,402                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Total Additions                                            8,955              8,257               2,141                  46
                                                            -----------        -----------         -----------         -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                               -                  -                   -                   -
   Cash Dividend Declared
     Preferred Stock                                                  -                  -                   -                   -
     Common Stock                                                 8,905              8,402               3,638                   -

   Divestment/Other                                                                                     59,591

   Issuance of Stock
     Long-Term Incentive Plan                                         -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Total Deductions                                           8,905              8,402              63,229                   -
                                                            -----------        -----------         -----------         -----------
   Balance at December 31, 1995                              $      926         $    6,450          $        -           $     (42)
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         8 of 28

                                                                                  PECO
                                                               PECO               Energy            Eastern
                                                               Energy             Capital           Pennsylvania         Adwin
                                                               Capital            Limited           Development          Investment
                                                               Corporation        Partnership       Company              Company
Balance at January 1, 1995                                    $    (368)          $      (5)        $    3,072          $       27

Additions:
   Net Income for twelve months ended
     December 31, 1995 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                  (1,082)               (113)                 -                 225

   Dividends Received from
     Subsidiary Companies                                                                -                 193                   -
                                                            -----------        -----------         -----------         -----------
       Total Additions                                           (1,082)               (113)               193                 225
                                                            -----------        -----------         -----------         -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                                             10,373                   -                   -

   Cash Dividend Declared
     Preferred Stock                                                                                         -
     Common Stock                                                                                            -                  30

   Divestment/Other                                                                                          -                   -


   Issuance of Stock
     Long-Term Incentive Plan                                         -                  -                   -
                                                            -----------        -----------         -----------         -----------
       Total Deductions                                               -             10,373                   -                  30
                                                            -----------        -----------         -----------         -----------
   Balance at December 31, 1995                              $   (1,450)          $ (10,491)        $    3,265          $      222
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                         9 of 28

                                                                                                      Energy            Eastern
                                                              Adwin                Adwin              Performance       Pennsylvania
                                                              Realty               Equipment          Services          Exploration
                                                              Company              Company            Incorporated      Company
Balance at January 1, 1995                                  $   (10,714)         $   (5,868)        $   (2,205)         $  (16,717)

Additions:
   Net Income for twelve months ended
     December 31, 1995 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                  (4,103)                (14)            (2,422)                291

   Dividends Received from
     Subsidiary Companies                                             -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Total Additions                                           (4,103)                (14)            (2,422)                291
                                                            -----------        -----------         -----------         -----------

Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                               -                                      -                   -

   Cash Dividend Declared
     Preferred Stock                                                  -                  -                   -                   -
     Common Stock                                                   299                (136)                                     -

   Divestment/Other                                                   -                  -                   -                   -

   Issuance of Stock
     Long-Term Incentive Plan                                         -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Total Deductions                                             299                (136)                 -                   -
                                                            -----------        -----------         -----------         -----------
   Balance at December 31, 1995                               $ (15,116)         $   (5,746)         $  (4,627)       $    (16,426)
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
           Consolidating Statement of Unappropriated Retained Earnings
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        10 of 28

                                                             PECO
                                                             Gas
                                                             Supply
                                                             Company

Balance at January 1, 1995                                   $        -

Additions:
   Net Income for twelve months ended
     December 31, 1995 (excluding
     Equity In Earnings of Subsidiary
     Companies)                                                       -
   Dividends Received from
     Subsidiary Companies                                             -
                                                            -----------
       Total Additions                                                -
                                                            -----------
Deductions:
   Expenses in Connection with Issuance
     of Preferred Stock                                               -

   Cash Dividend Declared
     Preferred Stock                                                  -
     Common Stock                                                     -

   Divestment/Other                                                   -

   Issuance of Stock
     Long-Term Incentive Plan                                         -
                                                            -----------
       Total Deductions                                               -
                                                            -----------
   Balance at December 31, 1995                              $        -
                                                            ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        11 of 28

   PECO
                                                           Consolidated                            Combined             Energy
                                                           Totals              Eliminations        Totals               Company
Assets
Utility Plant, at Original Cost
   Electric                                                 $13,441,880                            $13,441,880         $13,314,427
   Gas 954,180                                                                     954,180             954,180
   Common                                                       377,427                                377,427             299,899
                                                            -----------        -----------         -----------         -----------
                                                             14,773,487                  -          14,773,487          14,568,506
   Less:  Accumulated Provision
     for Depreciation                                         4,649,165                              4,649,165           4,585,175
                                                            -----------        -----------         -----------         -----------
                                                             10,124,322                  -          10,124,322           9,983,331
Nuclear Fuel, Net                                               191,084                                191,084             191,084
Construction Work in Progess                                    494,194                                494,194             490,746
Leased Property, Net                                            180,425                                180,425             180,425
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                     10,990,025                  -          10,990,025          10,845,586
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                           23,112                                 23,112              17,172
   Accounts Receivable, Net
     Customers                                                   78,749                                 78,749              75,137
     Other                                                       75,122            363,709             438,831              82,924
   Inventories, at Average Cost
     Fossil Fuel                                                 78,260                                 78,260              78,260
     Materials and Supplies                                     123,387                                123,387             122,918
   Deferred Energy Costs                                         55,883                                 55,883              55,883
   Other                                                         61,305                                 61,305              58,014
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                       495,818            363,709             859,527             490,308
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                          2,077,426                              2,077,426           2,061,595
   Deferred Limerick Costs                                      390,433                                390,433             390,433
   Deferred Non-pension Postretirement
     Benefit Costs                                              248,085                                248,085             247,494
   Investments                                                  280,774                 (55)           280,719             254,508
   Investments in Subsidiary Companies                                -            308,423             308,423             169,887
   Loss on Reacquired Debt                                      308,577                                308,577             308,577
   Other                                                        216,618                863             217,481             215,820
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                           3,521,913            309,231           3,831,144           3,648,314
                                                            -----------        -----------         -----------         -----------
Total                                                       $15,007,756        $   672,940         $15,680,696         $14,984,208
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        12 of 28

                                                             PECO
                                                             Energy            Susquehanna           Conowingo          Susquehanna
                                                             Power             Power                 Power              Electric
                                                             Company           Company               Company            Company
Assets
Utility Plant, at Original Cost
   Electric                                                 $     6,103       $   121,349          $         -         $         1
   Gas -                                                              -                  -                   -
   Common                                                             -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                  6,103            121,349                   -                   1
   Less:  Accumulated Provision
     for Depreciation                                               598             37,933                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                  5,505             83,416                   -                   1
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -              3,448                   -                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                          5,505             86,864                   -                   1
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                               68                774                   -               2,543
   Accounts Receivable, Net
     Customers                                                        -                  -                   -                  82
     Other                                                        8,566              1,344                   -               3,398
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                   -                 469
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                             30              2,622                   -                 202
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                         8,664              4,740                   -               6,694
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                101             15,917                   -                (187)
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -                 591
   Investments                                                      385              1,000                   -                   -
   Investments in Subsidiary Companies                           75,713                  -                   -                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                              -                 29                   -                (984)
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                              76,199             16,946                   -                (580)
                                                            -----------        -----------         -----------         -----------
Total                                                       $    90,368        $   108,550         $         -         $     6,115
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        13 of 28

                                                                                PECO
                                                            PECO                Energy              Eastern
                                                            Energy              Capital             Pennsylvania       Adwin
                                                            Capital             Limited             Development
 Investment                                                 Corporation         Partnership         Company            Company

Assets
Utility Plant, at Original Cost
   Electric                                                 $         -             $   -          $         -         $         -
   Gas -                                                              -                  -                   -
   Common                                                             -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                      -                  -                   -                   -
   Less:  Accumulated Provision
     for Depreciation                                                 -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
                                                                      -                  -                   -                   -
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -                  -                   -                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                              -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                               10                 37                   1                   4
   Accounts Receivable, Net
     Customers                                                        -                  -                   -                   -
     Other                                                       30,861            308,613                   7                 305
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                   -                   -
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                              -                  -                   -                   -
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                        30,871            308,650                   8                 309
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -                  -                   -                   -
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -                   -
   Investments                                                                           -                   -               3,460
   Investments in Subsidiary Companies                           17,718                  -              45,105                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                              -                978                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                              17,718                978              45,105               3,460
                                                            -----------        -----------         -----------         -----------
Total                                                       $    48,589        $   309,628         $    45,113         $     3,769
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)


                                                                       Exhibit A
                                                                        14 of 28

                                                                                                    Energy             Eastern
                                                             Adwin              Adwin               Performance        Pennsylvania
                                                             Realty             Equipment           Services           Exploration
                                                             Company            Company             Incorporated       Company

Assets
Utility Plant, at Original Cost
   Electric                                                 $         -             $   -          $         -         $         -
   Gas -                                                              -                  -                   -
   Common                                                        52,608                398               5,196              19,326
                                                            -----------        -----------         -----------         -----------
                                                                 52,608                398               5,196              19,326
   Less:  Accumulated Provision
     for Depreciation                                             5,365                 39                 771              19,284
                                                            -----------        -----------         -----------         -----------
                                                                 47,243                359               4,425                  42
Nuclear Fuel, Net                                                     -                  -                   -                   -
Construction Work in Progess                                          -                  -                   -                   -
Leased Property, Net                                                  -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
       Net Utility Plant                                         47,243                359               4,425                  42
                                                            -----------        -----------         -----------         -----------
Current Assets
   Cash and Temporary Cash Investments                            1,028                351                 907                 114
   Accounts Receivable, Net
     Customers                                                        -                  -               3,530                   -
     Other                                                          462                541               1,686                  11
   Inventories, at Average Cost
     Fossil Fuel                                                      -                  -                   -                   -
     Materials and Supplies                                           -                  -                   -                   -
   Deferred Energy Costs                                              -                  -                   -                   -
   Other                                                            292                 25                 120                   -
                                                            -----------        -----------         -----------          ----------
     Total Current Assets                                         1,782                917               6,243                 125
                                                            -----------        -----------         -----------          ----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -                  -                   -                   -
   Deferred Limerick Costs                                            -                  -                   -                   -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -                  -                   -                   -
   Investments                                                    9,334              4,292               7,682                   -
   Investments in Subsidiary Companies                                -                  -                   -                   -
   Loss on Reacquired Debt                                            -                  -                   -                   -
   Other                                                          1,470                  -                 168                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Debits and
       Other Assets                                              10,804              4,292               7,850                   -
                                                            -----------        -----------         -----------         -----------
Total                                                       $    59,829        $     5,568         $    18,518         $       167
                                                            ===========        ===========         ===========         ===========

                      PECO Energy Company and Subsidiaries
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        15 of 28

                                                         PECO
                                                          Gas
                                                        Supply
                                                        Company

Assets

Utility Plant, at Original Cost
   Electric                                                 $         -
   Gas -
   Common                                                             -
                                                            -----------
                                                                      -
   Less:  Accumulated Provision
     for Depreciation                                                 -
                                                            -----------
                                                                      -
Nuclear Fuel, Net                                                     -
Construction Work in Progess                                          -
Leased Property, Net                                                  -
                                                            -----------
       Net Utility Plant                                              -
                                                            -----------
Current Assets
   Cash and Temporary Cash Investments                              103
   Accounts Receivable, Net
     Customers                                                        -
     Other                                                          113
   Inventories, at Average Cost
     Fossil Fuel                                                      -
     Materials and Supplies                                           -
   Deferred Energy Costs                                              -
   Other                                                              -
                                                            -----------
     Total Current Assets                                           216
                                                            -----------
Deferred Debits and Other Assets
   Recoverable Deferred Income Taxes                                  -
   Deferred Limerick Costs                                            -
   Deferred Non-pension Postretirement
     Benefit Costs                                                    -
   Investments                                                       58
   Investments in Subsidiary Companies                                -
   Loss on Reacquired Debt                                            -
   Other                                                              -
                                                            -----------
     Total Deferred Debits and
       Other Assets                                                  58
                                                            -----------
Total                                                          $    274
                                                            ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)
                                                                       Exhibit A
                                                                        16 of 28

                                                                                                                        PECO
                                                           Consolidated                             Combined            Energy
                                                              Totals           Eliminations          Totals             Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $ 3,506,313        $    71,764         $ 3,578,077         $ 3,506,313
   Other Paid-in Capital                                          1,326            288,141             289,467               1,271
   Retained Earnings                                          1,023,708             (51,597)           972,111           1,034,081
                                                            -----------        -----------         -----------         -----------
                                                              4,531,347            308,308           4,839,655           4,541,665
Preferred and Preference Stock
   Without Mandatory Redemption                                 199,367                  -             199,367             199,367
   With Mandatory Redemption                                     92,700                  -              92,700              92,700
Minority Interest in Preferred
 Securities of Subsidiaries                                     302,282                  -             302,282                   -
Long-Term Debt                                                4,216,653            308,613           4,525,266           4,506,896
Advances from Subsidiary Companies                                    -             30,921              30,921              30,861
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                     9,342,349            647,842           9,990,191           9,371,489
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                           419,779                  -             419,779             401,003
   Capital Lease Obligations Due Within
    One Year                                                     60,320                                 60,320              60,320
   Accounts Payable                                             306,459             25,098             331,557             303,175
   Taxes Accrued                                                108,757                  -             108,757             105,064
   Deferred Income Taxes                                         15,919                  -              15,919              17,072
   Interest Accrued                                              88,048                                 88,048              88,058
   Dividends Payable                                             20,722                                 20,722              20,722
   Other                                                         83,002                                 83,002              82,240
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                1,103,006             25,098           1,128,104           1,077,654
                                                            -----------        -----------         -----------         -----------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                                    120,105                                120,105             120,105
   Deferred Income Taxes                                      3,314,329                              3,314,329           3,293,212
   Unamortized Investment Tax Credits                           351,569                                351,569             350,619
   Pension Obligation for Early
    Retirement Plan                                             216,283                                216,283             214,977
   Non-Pension Postretirement Benefits
    Obligation                                                  326,251                                326,251             325,660
   Other                                                        233,864                                233,864             230,492
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                       4,562,401                  -           4,562,401           4,535,065
                                                            -----------        -----------         -----------         -----------
       Total                                                $15,007,756        $   672,940         $15,680,696         $14,984,208
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        17 of 28

                                                               PECO
                                                               Energy            Susquehanna         Conowingo          Susquehanna
                                                               Power             Power               Power              Electric
                                                               Company           Company             Company            Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                               $  24,600          $  47,048         $         -          $       10
   Other Paid-in Capital                                         48,740             22,215                   -               1,050
   Retained Earnings                                              7,376              6,450                   -                 (42)
                                                            -----------        -----------         -----------         -----------
                                                                 80,716             75,713                   -               1,018
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred                                        -                  -                   -                   -
 Securities of Subsidiaries                                           -                  -                   -                   -
Long-Term Debt                                                        -                  -                   -                   -
Advances from Subsidiary Companies                                    -                  -                   -                  60
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                        80,716             75,713                   -               1,078
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                                 -                  -                   -                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                               8,945             10,871                   -               1,422
   Taxes Accrued                                                    347              1,290                   -                (158)
   Deferred Income Taxes                                              -                  -                   -                   -
   Interest Accrued                                                  (5)                 (5)                 -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                              9                  -                   -                 525
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                    9,296             12,156                   -               1,789
                                                            -----------        -----------         -----------         -----------

Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                            356             19,731                   -                (649)
   Unamortized Investment Tax Credits                                 -                950                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -               1,306
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -                 591
   Other                                                              -                  -                   -               2,000
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                     $       356        $    20,681         $         -         $     3,248
                                                            -----------        -----------         -----------         -----------
       Total                                                $    90,368        $   108,550         $         -         $     6,115
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        18 of 28

                                                                                  PECO
                                                              PECO                Energy              Eastern
                                                              Energy              Capital             Pennsylvania      Adwin
                                                              Capital             Limited             Development       Investment
                                                              Corporation         Partnership         Company           Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $         -        $         -         $         1         $         1
   Other Paid-in Capital                                         48,663             17,837              62,779               3,500
   Retained Earnings                                             (1,568)            (10,491)           (22,002)                222
                                                            -----------        -----------         -----------         -----------
                                                                 47,095              7,346              40,778               3,723
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred
 Securities of Subsidiaries                                           -            302,282                   -                   -
Long-Term Debt                                                        -                  -               4,100                   -
Advances from Subsidiary Companies                                    -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                        47,095            309,628              44,878               3,723
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                                 -                  -                   -                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                                 416                  -                   8                   2
   Taxes Accrued                                                  1,078                  -                   -                 107
   Deferred Income Taxes                                              -                  -                  (1)                (63)
   Interest Accrued                                                   -                  -                   -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                              -                  -                 228                   -
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                    1,494                  -                 235                  46
                                                            -----------        -----------         -----------         -----------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                              -                  -                   -                   -
   Unamortized Investment Tax Credits                                 -                  -                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -                   -
   Other                                                              -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                               -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total                                                  $    48,589        $   309,628         $    45,113         $     3,769
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        19 of 28

                                                                                                  Energy                Eastern
                                                               Adwin             Adwin            Performance           Pennsylvania
                                                               Realty            Equipment        Services              Exploration
                                                               Company           Company          Incorporated          Company
Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                             $         1        $         1         $         1         $         1
   Other Paid-in Capital                                         41,189             10,634              15,045              16,544
   Retained Earnings                                            (15,116)             (5,746)            (4,627)            (16,426)
                                                            -----------        -----------         -----------         -----------
                                                                 26,074              4,889              10,419                 119
Preferred and Preference Stock
   Without Mandatory Redemption                                       -                  -                   -                   -
   With Mandatory Redemption                                          -                  -                   -                   -
Minority Interest in Preferred
 Securities of Subsidiaries
Long-Term Debt                                                   11,771                  -               2,499                   -
Advances from Subsidiary Companies                                    -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Capitalization                                        37,845              4,889              12,918                 119
                                                            -----------        -----------         -----------         -----------
Current Liabilities
   Notes Payable, Bank                                                -                  -                   -                   -
   Long-Term Debt Due Within One Year                            17,967                  -                 809                   -
   Capital Lease Obligations Due Within
    One Year                                                          -                  -                   -                   -
   Accounts Payable                                               1,791                441               4,312                   -
   Taxes Accrued                                                  1,034                  -                   -                  (5)
   Deferred Income Taxes                                              -                  -              (1,089)                  -
   Interest Accrued                                                   -                  -                   -                   -
   Dividends Payable                                                  -                  -                   -                   -
   Other                                                              -                  -                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Current Liabilities                                   20,792                441               4,032                  (5)
                                                            -----------        -----------         -----------         -----------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -                  -                   -                   -
   Deferred Income Taxes                                              -                 58               1,568                  53
   Unamortized Investment Tax Credits                                 -                  -                   -                   -
   Pension Obligation for Early
    Retirement Plan                                                   -                  -                   -                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -                  -                   -                   -
   Other                                                          1,192                180                   -                   -
                                                            -----------        -----------         -----------         -----------
     Total Deferred Credits and
      Other Liabilities                                           1,192                238               1,568                  53
                                                            -----------        -----------         -----------         -----------
     Total                                                  $    59,829        $     5,568         $    18,518           $     167
                                                            ===========        ===========         ===========         ===========

                  PECO Energy Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1995
                             (Thousands of Dollars)

                                                                       Exhibit A
                                                                        20 of 28

                                                          PA
                                                          Gas
                                                        Supply
                                                        Company

Capitalization and Liabilities
Capitalization
Common Shareholders' Equity
   Common Stock                                           $         100
   Other Paid-in Capital                                              -
   Retained Earnings                                                  -
                                                            -----------
                                                                    100
Preferred and Preference Stock
   Without Mandatory Redemption                                       -
   With Mandatory Redemption                                          -
Minority Interest in Preferred
 Securities of Subsidiaries
Long-Term Debt                                                        -
Advances from Subsidiary Companies                                    -
                                                            -----------
     Total Capitalization                                           100
                                                            -----------
Current Liabilities
   Notes Payable, Bank                                                -
   Long-Term Debt Due Within One Year                                 -
   Capital Lease Obligations Due Within
    One Year                                                          -
   Accounts Payable                                                 174
   Taxes Accrued                                                      -
   Deferred Income Taxes                                              -
   Interest Accrued                                                   -
   Dividends Payable                                                  -
   Other                                                              -
                                                            -----------
     Total Current Liabilities                                      174
                                                            -----------
Deferred Credits and Other Liabilities
   Capital Lease Obligations                                          -
   Deferred Income Taxes                                              -
   Unamortized Investment Tax Credits                                 -
   Pension Obligation for Early
    Retirement Plan                                                   -
   Non-Pension Postretirement Benefits
    Obligation                                                        -
   Other                                                              -
                                                            -----------
     Total Deferred Credits and
      Other Liabilities                                               -
                                                            -----------
     Total                                                  $       274
                                                            ===========

                                                                       Exhibit A
                                                                        21 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

Elimination No. 1                                                                         Debit              Credit
Operating Revenue                                                                       $58,273
     Operating Expense                                                                                      $58,273
For eliminating intercompany transactions
with respect to sales of energy and
rentals, as follows:
                                                                                      Operating           Operating
                                                                                        Revenue            Expenses

Susquehanna Power Company                                                               $15,680
     Rental of generating and transmission
        facilities to Susquehanna Electric
        Company                                                                                             $15,680
PECO Energy Company                                                                      19,861
     Sales of electric energy to Conowingo                                                                   19,861
        Power Company
Susquehanna Electric Company                                                              3,764
     Sales of electric energy to Conowingo                                                                    3,764
        Power Company
Susquehanna Electric Company                                                             18,216
     Sales of electric energy to PECO                                                                        18,216
        Energy Company
PECO Energy Power Company                                                                   747
     Rental of transmission facilities to                                                                       747
        PECO Energy Company
Conowingo Power Company                                                                       5
     Sales of electric energy to PECO                                                                             5
        Energy Company                                                                 --------            --------
                                                                                        $58,273             $58,273
                                                                                       ========            ========

                                                                       Exhibit A
                                                                        22 of 28

                  PECO Energy Company and Subsidiary Companies
                 Consolidating Statement of Income Eliminations
                      Twelve Months Ended December 31, 1995
                             (Thousands of Dollars)

Elimination No. 2                                                                        Debit              Credit
Other Income and Deductions                                                            $32,335
   Interest Charges                                                                                        $26,726
   Equity in Earnings of Subsidiary Companies                                                                5,609

For eliminating intercompany items in connection with interest on notes and subsidiary earnings as follows:

                                                                                                         Equity in
                                                                                                       Earnings of
                                                                      Other           Interest          Subsidiary
                                                                     Income            Charges           Companies

PECO Energy Company                                                  $3,116                ---                 ---
   Interest from Susquehanna Electric Company                           ---                 $4                 ---
   Interest from PECO Energy Capital Corporation                        ---              3,112                 ---
PECO Energy Capital Corporation                                       3,082                ---                 ---
   Interest from PECO Energy Capital Limited
      Partnership                                                       ---                616                 ---
   Interest from PECO Energy Company                                    ---              2,466                 ---
PECO Energy Capital Limited Partnership                              20,528                ---                 ---
   Interest from PECO Energy Company                                    ---             20,528                 ---
PECO Energy Company                                                   3,779                ---                 ---
   Equity in Earnings of Subsidiary Companies
      PECO Energy Power Company                                         ---                ---              $8,810
      Conowingo Power Company                                           ---                ---               2,141
      Susquehanna Electric Company                                      ---                ---                  46
      PECO Energy Capital Corporation                                   ---                ---             (1,195)
      Eastern Pennsylvania Development Company                          ---                ---             (6,314)
      Eastern Pennsylvania Exploration Company                          ---                ---                 291
PECO Energy Capital Corporation                                        (113)               ---
   Equity in Earnings of Subsidiary Company
      PECO Energy Capital Limited Partnership                           ---                ---               (113)
PECO Energy Power company                                             8,257                ---
   Equity in Earnings of Subsidiary Company
      Susquehanna Power Company                                         ---                ---               8,257
Eastern Pennsylvania Development Company                             (6,314)               ---
   Equity in Earnings of Subsidiary Companies
      Adwin Investment Company                                          ---                ---                 225
      Adwin Realty Company                                              ---                ---             (4,103)
      Adwin Equipment Company                                           ---                ---                (14)
      Energy Performance Services Incorporated                          ---                ---             (2,422)
                                                                   --------           --------            --------
                                                                    $32,335            $26,726              $5,609
                                                                   ========           ========           ========

                                                                       Exhibit A
                                                                        23 of 28

                  PECO Energy Company and Subsidiary Companies
                          Note to Financial Statements
                                December 31, 1995
                             (Thousands of Dollars)


1.   Utility Plant in the balance sheet consists of the following:

                                          Company                Consolidated
Plant at Original Cost
   Electric                              13,314,427               13,441,880
   Gas                                      954,180                  954,180
   Common, Used in All Services             299,989                  377,427
                                        -----------              -----------
                                        $14,568,596              $14,773,487
                                        ===========              ===========

                                                                       Exhibit A
                                                                        24 of 28

                  PECO Energy Company and Subsidiary Companies
                            Schedule of Capital Stock
                                December 31, 1995

                                                                  Number of Shares                        Amount

                                                             Authorized        Outstanding            (In Thousands)
PECO Energy Company
   Preferred Stock - No Par
      Cumulative (Note)
         $7.96 Series                                           618,954            618,954                   $61,895
         $7.48 Series                                           500,000            500,000                    50,000
         $6.12 Series                                           927,000            927,000                    92,700
         $4.68 Series                                           150,000            150,000                    15,000
         $4.40 Series                                           274,720            274,720                    27,472
         $4.30 Series                                           150,000            150,000                    15,000
         $3.80 Series                                           300,000            300,000                    30,000
         Unclassified                                        12,079,326                ---                       ---
                                                             ----------        -----------               -----------
            Total Preferred Stock                            15,000,000          2,920,674                   292,067
                                                             ----------        -----------               -----------
Common Stock - No Par                                       500,000,000        222,172,216                 3,506,313
                                                            -----------        -----------               -----------
Total Capital Stock                                                                                       $3,798,380
                                                                                                         ===========


Note: Redeemable, at the option of the Company, at the following dollar amounts per share, plus accrued dividends:

             $4.68 Series - $104.00                      $4.30 Series - $102.00
             $4.40 Series - $112.50                      $3.80 Series - $106.00

             $7.96 Series - $100.00 beginning October 1, 1997
             $7.48 Series - $103.74 beginning April 1, 2003

                                                                       Exhibit A
                                                                        25 of 28

                  PECO Energy Company and Subsidiary Companies
                           Schedule of Long-Term Debt
                                December 31, 1995
                             (Thousands of Dollars)

                                                                                                       Due Within
                                                                                                         One Year
                                                                            Long-Term                (Included in
                                                                                 Debt             Long-Term Debt)
PECO Energy Company
   First and Refunding Mortgage Bonds
      6-1/8%  Series due 1997                                                 $75,000                      $4,063
      5-3/8%  Series due 1998                                                 225,000                         ---
      7-1/2%  Series due 1999                                                 250,000                         ---
      9-1/4%  Series due 1999                                                  75,000                         ---
      5-5/8%  Series due 2001                                                 250,000                         ---
      7-3/8%  Series due 2001                                                  80,000                         ---
      8%      Series due 2002                                                 200,000                         ---
      7-1/2%  Series due 2002                                                 100,000                         ---
      7-1/8%  Series due 2002                                                 200,000                         ---
      6-1/2%  Series due 2003                                                 200,000                         ---
      6-5/8%  Series due 2003                                                 250,000                         ---
      6-3/8%  Series due 2005                                                  75,000                         ---
      10-1/4% Series due 2007                                                  48,750                         ---
      8-7/8%  Series due 2016                                                  34,000                         ---
      7-3/8%  Series due 2021                                                  90,000                         ---
      7.60%   Series due 2021                                                  27,030                         ---
      6.70%   Series due 2021                                                 160,560                         ---
      6-5/8%  Series due 2022                                                  29,540                         ---
      8-1/4%  Series due 2022                                                 250,000                         ---
      8-5/8%  Series due 2022                                                 125,000                         ---
      8-3/4%  Series due 2022                                                 150,000                         ---
      7-1/8%  Series due 2023                                                 200,000                         ---
      7-3/4%  Series due 2023                                                 100,000                         ---
      7-3/4%  Series due 2023                                                 250,000                         ---
      7-1/4%  Series due 2024                                                 225,000                         ---
      Floating Rate Delaware County                                            50,000                         ---
      Floating Rate Delaware County                                            50,000                         ---
      Floating Rate Delaware County                                            50,000                         ---
      Floating Rate Salem County                                                4,200                         ---
                                                                         ------------                ------------
                                                                            3,824,080                       4,063
   Medium-Term Notes                                                          121,800                      47,400
   Notes Payable - Banks                                                      517,000                     342,000
   Pollution Control Notes                                                    169,005                       7,540
   Unamortized Premium on Long-Term Debt                                           10                         ---
   Unamortized Discount on Long-Term Debt                                     (32,609)                        ---
                                                                         ------------                ------------
Total PECO Energy Company                                                  $4,599,286                    $401,003
                                                                         ============                ============

                                                                       Exhibit A
                                                                        26 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1995
                             (Thousands of Dollars)

Elimination 1                                                                             Debit               Credit
Capital Stock - Subsidiary Companies, Consolidated                                      $71,764
   Investments in Capital Stock of Subsidiary
   Companies, Consolidated                                                              $71,764
For eliminating investments of PECO Energy Company
and Subsidiary Companies, consolidated, in Capital Stock of
Subsidiary Companies as follows:
                                                                                   Stated Value        Investment of
                                                                               of Capital Stock       Owning Company

   Susquehanna Power Company                                                            $47,048                  ---
   PECO Energy Power Company                                                             24,600              $47,048
   Conowingo Power Company                                                                  ---                  ---
   Susquehanna Electric Company                                                              10                  ---
   PECO Energy Capital Limited Partnership                                                  ---                  ---
   PECO Energy Capital Corporation                                                          ---                  ---
   Adwin Investment Company                                                                   1                  ---
   Adwin Realty Company                                                                       1                  ---
   Adwin Equipment Company                                                                    1                  ---
   Energy Performance Services Incorporated                                                   1                  ---
   Eastern Pennsylvania Development Company                                                   1                    4
   Eastern Pennsylvania Exploration Company                                                   1                  ---
   PECO Gas Supply Company                                                                  100                  ---
   PECO Energy Company                                                                      ---               24,712
                                                                                       --------             --------
                                                                                        $71,764              $71,764
                                                                                       ========             ========


Elimination No. 2                                                                         Debit             Credit

Paid-In Capital - Subsidiary Companies, Consolidated                                   $288,141
   Investments in Paid-In Capital of Subsidiary
      Companies, Consolidated                                                                               $288,196
   Other Investments                                                                                             (55)

For eliminating investments of PECO Energy Company and Subsidiary Companies, consolidated, in Paid-In Capital of Subsidiary Companies as follows:

                                                                     Paid-In        Investment of              Other
                                                                     Capital       Owning Company        Investments
Susquehanna Power Company                                            $22,215                  ---                ---
PECO Energy Power Company                                             48,740              $22,215                ---
Susquehanna Electric Company                                           1,050                  ---                ---
Conowingo Power Company                                                  ---                  ---                ---
PECO Energy Capital Limited Partnership                               17,809                  ---               ($28)
PECO Energy Capital Corporation                                       48,636               17,836                (27)
Adwin Investment Company                                               3,500                  ---                ---
Adwin Realty Company                                                  41,189                  ---                ---
Adwin Equipment Company                                               10,634                  ---                ---
Energy Performance Services Incorporated                              15,045                  ---                ---
Eastern Pennsylvania Development Company                              62,779               70,368                ---
Eastern Pennsylvania Exploration Company                              16,544                  ---                ---
PECO Energy Company                                                      ---              177,776                ---
                                                                    --------             --------           --------
                                                                    $288,141             $288,196               $(55)
                                                                    ========             ========           ========

                                                                       Exhibit A
                                                                        27 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1995
                             (Thousands of Dollars)

Elimination 3                                                                             Debit               Credit
Retained Earnings - Subsidiary Companies, Consolidated                                $(51,597)
   Investments in Retained Earnings of Subsidiary Companies,                                               $(51,597)
      Consolidated
For eliminating investments of PECO Energy Company and
Subsidiary Companies, consolidated, in Retained Earnings
of Subsidiary Companies as follows:
                                                                                       Retained        Investment of
                                                                                       Earnings       Owning Company

   Susquehanna Power Company                                                           $ 6,450                 ---
   PECO Energy Power Company                                                             7,376              %6,450
   Conowingo Power Company                                                                 ---                 ---
   Susquehanna Electric Company                                                            (42)                ---
   PECO Energy Capital Limited Partnership                                                (118)                ---
   PECO Energy Capital Corporation                                                      (1,568)                (118)
   Adwin Investment Company                                                                222                 ---
   Adwin Realty Company                                                                (15,116)                ---
   Adwin Equipment Company                                                              (5,746)                ---
   Energy Performance Services Incorporated                                             (4,627)                ---
   Eastern Pennsylvania Development Company                                            (22,002)             (25,267)
   Eastern Pennsylvania Exploration Company                                            (16,426)                ---
   PECO Energy Company                                                                      ---             (32,662)
                                                                                       --------             --------
                                                                                      $(51,597)            $(51,597)
                                                                                       ========             ========



Elimination No. 4
-----------------
Long-Term Debt - Advances from Subsidiary Companies, Consolidated                      $30,921                  ---
Long-Term Debt - Debentures from Subsidiary Companies, Consolidated                    308,613                  ---
   Accounts Receivable - Associated Companies, Consolidated                                ---             $339,474
   Investments in Indebtedness of Subsidiary Companies, Consolidated                       ---                   60

For eliminating investments of PECO Energy Company and Subsidiary Companies, consolidated, in indebtedness of Subsidiary Companies as follows:

                                                                                Other Accounts       Investments of
                                                      Advances   Debentures         Receivable       Owning Company
   Susquehanna Electric Company                            $60          ---                ---                  ---
   PECO Energy Capital Limited Partnership                 ---          ---           $308,613                  ---
   PECO Energy Capital Corporation                         ---          ---             30,861                  ---
   PECO Energy Company                                  30,861     $308,613                ---                  $60
                                                       -------     --------           --------             --------
                                                       $30,921     $308,613           $339,474                  $60
                                                       =======     ========           ========             ========

                                                                       Exhibit A
                                                                        28 of 28

                  PECO Energy Company and Subsidiary Companies
                    Consolidating Balance Sheet Eliminations
                                December 31,1995
                             (Thousands of Dollars)

Elimination No. 5                                                                        Debit               Credit
Accounts Payable - Associated Companies, Consolidated                                  $25,098
Other Deferred Debits                                                                     (863)
   Accounts Receivable - Associated Companies,
   Consolidated                                                                                             $24,235
For adjusting and eliminating intercompany Accounts
Payable, as follows:
                                                                       Accounts       Accounts                Other
                                                                        Payable     Receivable      Deferred Debits
                                                                       --------    -----------      ---------------
Susquehanna Power Company                                               $10,913         $1,348                  ---
PECO Energy Power Company                                                 8,939          8,498                  ---
Conowingo Power Company                                                     ---            ---                  ---
Susquehanna Electric Company                                              1,597          3,008                  ---
PECO Energy Capital Corporation                                             416            ---                  ---
PECO Energy Company                                                       3,233         11,381                  ---
Other Deferred Debits                                                       ---            ---                 $863
                                                                       --------       --------             --------
                                                                       $ 25,098       $ 24,235                 $863
                                                                       ========       ========             ========